Note 4 - Inventories - Inventories by Category and Impact of Using LIFO Method (Details) - USD ($) $ in Thousands	Mar. 31, 2026	Mar. 31, 2025
Finished products	$ 596,965	$ 619,598
Work in process	104,202	106,006
Raw materials and supplies	249,704	237,607
FIFO Inventory Amount	950,871	963,211
Less: excess of FIFO cost over LIFO cost	(336,958)	(359,256)
Total inventories	$ 613,913	$ 603,955